CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS (Parenthetical) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)
Cost of revenue to related party	¥ 1,565,850	$ 224,920	¥ 789,116
Selling, general and administrative expenses to related party	5,581	802	11,666
Research and development expenses to related party	19,486	2,799	5,114
Interest income from related party	4,856	698	2,202
Interest expense to related party	¥ 0	$ 0	¥ 0
American Depositary Shares
ADS per ordinary share	7	7	7
Membership services
Revenue from related parties	¥ 27,247	$ 3,914	¥ 19,981
Online advertising services
Revenue from related parties	77,126	11,079	202,808
Content distribution
Revenue from related parties	443,503	63,705	88,457
Others
Revenue from related parties	¥ 48,877	$ 7,021	¥ 29,296